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                                                                    Exhibit 21.1


                                     SUBSIDIARIES

         Name                                Jurisdiction
         --------------------------------------------------------
         American Telemedia, Inc.            Delaware
         --------------------------------------------------------
         Telerific Inc.                      Delaware
         --------------------------------------------------------
         Econophone Permit Inc.              Delaware
         --------------------------------------------------------
         Voicenet Corporation                New York
         --------------------------------------------------------
         Econo Fax Inc.                      New York
         --------------------------------------------------------
         American Telemedia, Ltd.            United Kingdom
         --------------------------------------------------------
         Call the World, Limited             Ireland
         --------------------------------------------------------
         Econophone, Ltd.                    Ireland
         --------------------------------------------------------
         Econophone, GMBH                    Germany
         --------------------------------------------------------
         Telco Global Communications, GMBH   Germany
         --------------------------------------------------------
         Econophone Hellas S.A.              Greece
         --------------------------------------------------------
         Econophone, GMBH                    Switzerland
         --------------------------------------------------------
         Econophone Services S.A.            Switzerland
         --------------------------------------------------------
         Econophone France SARL              France
         --------------------------------------------------------
         Econophone B.V.                     Netherlands
         --------------------------------------------------------
         Telco Global                        United Kingdom
         Communications, Limited
         --------------------------------------------------------